UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2022

AGENUS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Forbes Road

Lexington, MA 02421

(Address of principal executive offices, including zip code)

(781) 674-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	AGEN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 1, 2022, Agenus Inc. (“Agenus”) announced its financial results for the quarter and year ended December 31, 2021. In connection with the announcement, Agenus issued a press release, which is being furnished as Exhibits 99.1 to this Current Report on Form 8-K.

The information set forth under Item 2.02 and in Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On March 1, 2022, Agenus filed a prospectus supplement with the U.S. Securities and Exchange Commission in connection with the potential offer and sale of up to 100,000,000 shares of common stock (the “Placement Shares”) from time to time in “at the market” offerings pursuant to an At Market Issuance Sales Agreement by and between Agenus and B. Riley Securities, Inc. (formerly known as B. Riley FBR, Inc., the “Sales Agent”), dated as of July 22, 2020 (the “Agreement”). Sales pursuant to the Agreement will be made only upon instructions by Agenus to the Sales Agent, and Agenus cannot provide assurances that it will issue any Placement Shares pursuant to the Agreement. The Placement Shares are separate from and in addition to the shares of our common stock available for sale under our previously filed prospectus related to the same of shares under the Agreement dated July 22, 2020.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is incorporated herein by reference. A copy of the opinion of Ropes & Gray LLP relating to the legality of the issuance and sale of the Placement Shares is attached as Exhibit 5.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Sales Agreement dated July 22, 2020 by and between Agenus Inc. and B. Riley Securities, Inc. (f/k/a B. Riley FBR, Inc.) Incorporated by reference to Exhibit 1.2 to the Registration Statement on Form S-3ASR filed by the Company on July 22, 2020.

5.1	Opinion of Ropes & Gray LLP

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1)

99.1	Press Release dated March 1, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2022	Agenus Inc.

	By:	/s/ Garo H. Armen
Garo H. Armen
Chief Executive Officer